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                                                                      Exhibit 23
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                    CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS
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   We consent to the use of our audit report relating to certain financial statements of Exigent International, Inc. dated March 26, 1997 in the Annual Report on Form 10-K filed on behalf of Exigent International, Inc.


Dated: April 29, 1997                   Hoyman, Dobson & Company, P.A.


                                        By: /s/ Charles W. Hoyman, Jr.
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                                        Title: President
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